SETTLEMENT AND RELEASE AGREEMENT

THIS SETTLEMENT AND RELEASE AGREEMENT ("AGREEMENT") is made and entered into as of October 3, 2017, even if the date of execution of the agreement is different, by and between PLAINITFFS listed in Recital A below, on the one hand, and Gofba, Inc. ("Gofba"), Anna Chin ("Chin") and William ("Bill") Bill Delisi ("Delisi") and Gofba, Inc. ("Gofba"), (collectively, "DEFENDANTS") on the other hand, (DEFENDANTS and PLAINTIFFS are collectively referred to as the "PARTIES") with reference to the following:

RECITALS

A. The persons who comprise the Plaintiffs identified above are the following:

Sharlene Chang, Eileen Mach, Frank Pan, Julie Tat, Binh Tran, Anna Thuy Tran, Tiffanie Chang, Alvin Lee, Sheena S. Wu, Sean W. Wu, Lawrence Scafuro, Ales Scafuro, Jesita Eaton, Nimaj Leonares, Brenda Vuong, Vinnie Vuong, Te Mach, Lian Xin Mai, , Van Luong, Pauline Huynh, Vivian Vu, Hong Huynh, Megan Phung, Brandon Phung, Bach Lee, Irene West, Allison Sullivan, Nancy Thompson, Maryanne Ma, Ellen Ma Lee, Vivienne Lee, May Hoang Liang, Wei Xiong Liang, Wei Guang Liang, Juan Mei Liang, Lily Lui, Dan Vi Thai, Su Yun Leon, Dan Li, Wei Yi He, Tao Jiang, Carmen Lin Wong, Haifang Wu Wu, Shaoen Ye, Elaine Ngo, Phung Kim Vo, Nancy T. Tran, Tiffany T. Li, May Mi Tsan, Minh Vay Tsan, Quan Y. Ly, Cuong C. Nham, The G. Ly, Ha Ly, Lisa Ly, Kent Bute, Cindy B.N. Tran, Jenny H. Tao, Ngoc H. Tao, Nguyet B. Du, Chanh M. Phang, Jean T.B. Ly, Cindy Phan, Amy Phan, Sue Szutu, Robert K.M. Lee, Alejandro Lee.

B. On July 2, 2015, Plaintiffs filed a lawsuit against Defendants in the San Bernardino Superior Court entitled, Sharlene Chang, et al., v. Gofba, Inc. et al., Case Number CIV DS 1509468 (the "Complaint").

C. Defendants answered the Complaint, denying the material allegations thereof and filed a cross-complaint against Sharlene Chang and several other Plaintiffs (the "Cross-Complaint"). The claims against the other Plaintiffs other than Chang were dismissed via the court sustaining their demurrer to the cross-complaint. Chang answered the cross-complaint and denied the material allegations thereof. The Complaint and Cross-Complaint shall be referred to collectively herein as the "Action.".

D. Without any admission of liability, the Parties now desire to settle and resolve all claims that were or could have been brought in the Action, through the date of this Agreement..

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties agree as follows:

1. Defendants shall pay to Plaintiffs the sum of one million three hundred seventy-five thousand dollars ($1,375,000). payable under the following terms:

S.C.
Y.P.
J.T.

A. Seventy-five thousand dollars ($75,000) within one business day of execution of this Agreement by all parties;

B. On or before November 3, 2017, Defendants shall cause Sunray Trust to execute a deed of trust for one million three hundred thousand dollars ($1,300,000) in the form attached hereto as Exhibit 1, which deed of trust will be given to Plaintiffs in electronic format by November 3, 2017 and the original notarized deed of trust shall be provided to Plaintiffs by November 6, 2017 to be recorded against the property located at 10817 Carriage Drive, Rancho Cucamonga, CA 91737 (the "Property") as security for what is then the balance of the money owed under this Agreement. To comply with the terms of this Agreement, at the time that the deed of trust is provided to Plaintiffs, the Property must still be owned by Sunray Trust and not pledged for sale or sold, or encumbered with any encumbrance that was not recorded against the Property on October 2, 2017. The Trustee of the Sunray Trust is a signatory to this settlement and hereby confirms that she has the authority to enter into the Deed of Trust on behalf of Sunray Trust. This is a material term of this Agreement.

C. The sum of one million three hundred thousand dollars ($1,300,000) shall be allocated and paid as follows:

1. $1,250,000 on or before 150 days after October 3, 2017; and

2. $50,000 payable for the benefit of Sharlene Chang on or before 150 days after October 3, 2017.

Upon payment of the sums set forth in paragraphs 1 and 2 above, the trust deed shall be released and reconveyed without further consideration.

2. If the executed (and notarized) Trust Deed is not received by the deadlines in paragraph 1 above, or if the Property is either sold, pledged for sale or encumbered by any encumbrance recorded after October 3, 2017, this will be a material breach of this Agreement and the Stipulation for Entry of Judgment referenced in paragraph 3 below may be immediately filed and judgment sought. Plaintiffs authorize all payments to be made to the Younesi & Yoss Client Trust Account and all payments should be wire transferred to this account at Banc of California, 1880 Century Park East, Ste. 104, Los Angeles, CA 90067, Routing Number: 122244139, Account Number: 0012008165.

3. Defendants agree to execute the Stipulated for Entry of Judgment attached hereto as Exhibit 2 contemporaneous with the execution of this Agreement. The Stipulation for Entry of Judgment shall be held unfiled by Plaintiffs' counsel unless and until there is a default by the Defendants in the terms of this agreement.

4. Defendants shall, contemporaneous with the execution of this Agreement, execute a request for dismissal of the Cross-complaint with prejudice which may be immediately filed.

5. Within 7 business days of the full payment of the monies and other consideration identified in paragraph 1 above, Plaintiffs will file a dismissal with prejudice as to the entire action with the Court and provide Defendants with a release of the Deed of Trust.

S.C.
J.P.

6. Upon payment of the amount identified in paragraph 1 above, all of the shares of stock in Gofba issued to the Plaintiffs shall be deemed returned and the Plaintiffs shall have no further rights to claim any ownership of Gofba.

7. Plaintiffs Megan Phung, Brandon Phung, Vivian Vu and Brenda Vuong are minors. As such, a motion to approve minor's compromise shall be made and approves as to each of these Plaintiffs before any monies distributed to them. Plaintiffs' counsel shall be responsible to obtain any court consent.

8. Defendants shall have no responsibility for allocation of the settlement payment between and among the Plaintiffs, their counsel or third parties (if any) or for the distribution of the proceeds of the payment other than transfer of the money to Plaintiffs' attorneys' client trust account as set forth above. Defendants do not assume any responsibility for, and are not responsible for, any tax liabilities that are or may be incurred as a result of the payment, distribution or characterization of the settlement payment, and are not providing any advice nor are they responsible for providing any advice with regard to the tax liability for the payment or distribution of the settlement payment.

9. All of the Parties, for themselves and on behalf of their agents, employees, servants, representatives, partners, professional corporations, joint venturers, affiliates, attorneys, sureties, insurers, guarantors, predecessors and successors in interest, assigns, heirs and any other representative ("Releasing Parties"), fully and forever release and discharge each other and each of their agents, shareholders, employees, servants, representatives, principals, directors, officers, partners, joint ventures, affiliates, parents, subsidiaries, attorneys, sureties, insurers, guarantors, predecessors and successors in interest, assigns, heirs and any other representative ("Released Parties") from any and all claims, demands, debts, obligations, liabilities, promises, duties, acts, agreements, costs, expenses, actions, or causes of action of any kind or character whatsoever, whether in law or equity, whether known or unknown, suspected or unsuspected, that they may have against the Released Parties, including those that were or could have been brought in the Action or otherwise prior to execution of this Agreement.

10. The signatories to this Agreement on behalf of Plaintiffs warrant they, collectively, have received powers of attorney to act on behalf of all of the Plaintiffs who are not signatories to this Agreement and to bind the non-signatory Plaintiffs to all of the terms hereto.

11. The Parties acknowledge they may hereafter discover new facts different from or in addition to those they now know or believe to be true, but they agree to each assume their own risk of the possible discovery of additional facts, and agree that this Agreement will be and shall remain effective in all respects regardless of the discovery of additional facts with respect to their claims or other potential claims. THE PARTIES WAIVE THE PROVISIONS OF SECTION 1542 OF THE CIVIL CODE OF CALIFORNIA, WHICH PROVIDES:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

S.C.
J.P.

12. The Parties hereby certify that each has had the opportunity to consult with legal counsel concerning their rights and particularly with respect to the form and content of this Agreement and the advisability of executing the same, that each party has read all of this Agreement and fully understands and agrees to be bound by the terms hereof.

13. Except as encompassed by the payment to be made pursuant to paragraph 1, above, each party shall bear its or his or her own attorneys' fees and costs incurred in connection with the claims made and the Action.

14. Each of the parties to this agreement agrees to timely execute any documents necessary to carry out the terms of this Agreement.

15. Nothing contained in this Agreement or done in contemplation of or pursuant to this Agreement shall be construed to be an admission of liability by any party, all such liability being expressly denied.

16. The Parties represent and warrant that they have made no assignment of any of their claims against each other and that each Party is the sole owners of all of his or its claims.

17. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The signed counterparts may be transmitted by email or facsimile.

18. This Agreement may not be modified, altered, amended, or changed except by a writing signed by all of the Parties hereto.

19. In the event of any controversy, claim, or dispute between the Parties hereto, arising out of or relating to the enforcement of this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees and costs.

20. The waiving of any of the provisions of this Agreement by any party shall be limited to the particular instance involved, and shall not be deemed to waive any other right of the same, or any other term of this Agreement.

21. This Agreement has been made and entered into in the State of California and the laws of the State of California shall govern the validity and interpretation hereof and the performance hereunder by the Parties hereto.

22. This Agreement contains the entire Agreement of the Parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter herein. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the Parties hereto, relating to the subject matter contained in this Agreement which are not fully expressed herein.

23. If any term, provisions, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

S.C.
J.P.

24. The terms contained herein shall not be construed in favor or against any party, but shall be construed in a way which acknowledges that all Parties have participated in the preparation and drafting of this Agreement.

25. Wherever required by the context of this Agreement, the singular shall include the plural, and the plural shall include the singular.

"DEFENDANTS"

Dated: November __, 2017 GOFBA, INC.

By:______________________
Anna Chin, Chief Executive Officer

Dated: November ___, 2017 By:______________________
Anna Chin

Dated: November ___, 2017 By:______________________
William Delisi

Dated: November ___, 2017 Sunray Trust Dated December 22, 2010

By: ______________________
Anna Chin, Trustee

"PLAINTIFFS"

Dated: November 01, 2017 By:______________________
Sharlene Chang

Dated: November 01, 2017 By:______________________
Frank Pan

Dated: November 01, 2017 By:______________________
Julie Tat

Dated: November __, 2017 By:______________________
Eileen Mach

SETTLEMENT AND RELEASE AGREEMENT

THIS SETTLEMENT AND RELEASE AGREEMENT ("AGREEMENT") is made and entered into as of October 3, 2017, even if the date of execution of the agreement is different, by and between PLAINITFFS listed in Recital A below, on the one hand, and Gofba, Inc. ("Gofba"), Anna Chin ("Chin") and William ("Bill") Bill Delisi ("Delisi") and Gofba, Inc. ("Gofba"), (collectively, "DEFENDANTS") on the other hand, (DEFENDANTS and PLAINTIFFS are collectively referred to as the "PARTIES") with reference to the following:

RECITALS

A. The persons who comprise the Plaintiffs identified above are the following:

Sharlene Chang, Eileen Mach, Frank Pan, Julie Tat, Binh Tran, Anna Thuy Tran, Tiffanie Chang, Alvin Lee, Sheena S. Wu, Sean W. Wu, Lawrence Scafuro, Ales Scafuro, Jesita Eaton, Nimaj Leonares, Brenda Vuong, Vinnie Vuong, Te Mach, Lian Xin Mai, , Van Luong, Pauline Huynh, Vivian Vu, Hong Huynh, Megan Phung, Brandon Phung, Bach Lee, Irene West, Allison Sullivan, Nancy Thompson, Maryanne Ma, Ellen Ma Lee, Vivienne Lee, May Hoang Liang, Wei Xiong Liang, Wei Guang Liang, Juan Mei Liang, Lily Lui, Dan Vi Thai, Su Yun Leon, Dan Li, Wei Yi He, Tao Jiang, Carmen Lin Wong, Haifang Wu Wu, Shaoen Ye, Elaine Ngo, Phung Kim Vo, Nancy T. Tran, Tiffany T. Li, May Mi Tsan, Minh Vay Tsan, Quan Y. Ly, Cuong C. Nham, The G. Ly, Ha Ly, Lisa Ly, Kent Bute, Cindy B.N. Tran, Jenny H. Tao, Ngoc H. Tao, Nguyet B. Du, Chanh M. Phang, Jean T.B. Ly, Cindy Phan, Amy Phan, Sue Szutu, Robert K.M. Lee, Alejandro Lee.

B. On July 2, 2015, Plaintiffs filed a lawsuit against Defendants in the San Bernardino Superior Court entitled, Sharlene Chang, et al., v. Gofba, Inc. et al., Case Number CIV DS 1509468 (the "Complaint").

C. Defendants answered the Complaint, denying the material allegations thereof and filed a cross-complaint against Sharlene Chang and several other Plaintiffs (the "Cross-Complaint"). The claims against the other Plaintiffs other than Chang were dismissed via the court sustaining their demurrer to the cross-complaint. Chang answered the cross-complaint and denied the material allegations thereof. The Complaint and Cross-Complaint shall be referred to collectively herein as the "Action.".

D. Without any admission of liability, the Parties now desire to settle and resolve all claims that were or could have been brought in the Action, through the date of this Agreement..

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties agree as follows:

1. Defendants shall pay to Plaintiffs the sum of one million three hundred seventy-five thousand dollars ($1,375,000). payable under the following terms:

A. Seventy-five thousand dollars ($75,000) within one business day of execution of this Agreement by all parties;

B. On or before November 3, 2017, Defendants shall cause Sunray Trust to execute a deed of trust for one million three hundred thousand dollars ($1,300,000) in the form attached hereto as Exhibit 1, which deed of trust will be given to Plaintiffs in electronic format by November 3, 2017 and the original notarized deed of trust shall be provided to Plaintiffs by November 6, 2017 to be recorded against the property located at 10817 Carriage Drive, Rancho Cucamonga, CA 91737 (the "Property") as security for what is then the balance of the money owed under this Agreement. To comply with the terms of this Agreement, at the time that the deed of trust is provided to Plaintiffs, the Property must still be owned by Sunray Trust and not pledged for sale or sold, or encumbered with any encumbrance that was not recorded against the Property on October 2, 2017. The Trustee of the Sunray Trust is a signatory to this settlement and hereby confirms that she has the authority to enter into the Deed of Trust on behalf of Sunray Trust. This is a material term of this Agreement.

C. The sum of one million three hundred thousand dollars ($1,300,000) shall be allocated and paid as follows:

1. $1,250,000 on or before 150 days after October 3, 2017; and

2. $50,000 payable for the benefit of Sharlene Chang on or before 150 days after October 3, 2017.

Upon payment of the sums set forth in paragraphs 1 and 2 above, the trust deed shall be released and reconveyed without further consideration.

2. If the executed (and notarized) Trust Deed is not received by the deadlines in paragraph 1 above, or if the Property is either sold, pledged for sale or encumbered by any encumbrance recorded after October 3, 2017, this will be a material breach of this Agreement and the Stipulation for Entry of Judgment referenced in paragraph 3 below may be immediately filed and judgment sought. Plaintiffs authorize all payments to be made to the Younesi & Yoss Client Trust Account and all payments should be wire transferred to this account at Banc of California, 1880 Century Park East, Ste. 104, Los Angeles, CA 90067, Routing Number: 122244139, Account Number: 0012008165.

3. Defendants agree to execute the Stipulated for Entry of Judgment attached hereto as Exhibit 2 contemporaneous with the execution of this Agreement. The Stipulation for Entry of Judgment shall be held unfiled by Plaintiffs' counsel unless and until there is a default by the Defendants in the terms of this agreement.

4. Defendants shall, contemporaneous with the execution of this Agreement, execute a request for dismissal of the Cross-complaint with prejudice which may be immediately filed.

5. Within 7 business days of the full payment of the monies and other consideration identified in paragraph 1 above, Plaintiffs will file a dismissal with prejudice as to the entire action with the Court and provide Defendants with a release of the Deed of Trust.

6. Upon payment of the amount identified in paragraph 1 above, all of the shares of stock in Gofba issued to the Plaintiffs shall be deemed returned and the Plaintiffs shall have no further rights to claim any ownership of Gofba.

7. Plaintiffs Megan Phung, Brandon Phung, Vivian Vu and Brenda Vuong are minors. As such, a motion to approve minor's compromise shall be made and approves as to each of these Plaintiffs before any monies distributed to them. Plaintiffs' counsel shall be responsible to obtain any court consent.

8. Defendants shall have no responsibility for allocation of the settlement payment between and among the Plaintiffs, their counsel or third parties (if any) or for the distribution of the proceeds of the payment other than transfer of the money to Plaintiffs' attorneys' client trust account as set forth above. Defendants do not assume any responsibility for, and are not responsible for, any tax liabilities that are or may be incurred as a result of the payment, distribution or characterization of the settlement payment, and are not providing any advice nor are they responsible for providing any advice with regard to the tax liability for the payment or distribution of the settlement payment.

9. All of the Parties, for themselves and on behalf of their agents, employees, servants, representatives, partners, professional corporations, joint venturers, affiliates, attorneys, sureties, insurers, guarantors, predecessors and successors in interest, assigns, heirs and any other representative ("Releasing Parties"), fully and forever release and discharge each other and each of their agents, shareholders, employees, servants, representatives, principals, directors, officers, partners, joint ventures, affiliates, parents, subsidiaries, attorneys, sureties, insurers, guarantors, predecessors and successors in interest, assigns, heirs and any other representative ("Released Parties") from any and all claims, demands, debts, obligations, liabilities, promises, duties, acts, agreements, costs, expenses, actions, or causes of action of any kind or character whatsoever, whether in law or equity, whether known or unknown, suspected or unsuspected, that they may have against the Released Parties, including those that were or could have been brought in the Action or otherwise prior to execution of this Agreement.

10. The signatories to this Agreement on behalf of Plaintiffs warrant they, collectively, have received powers of attorney to act on behalf of all of the Plaintiffs who are not signatories to this Agreement and to bind the non-signatory Plaintiffs to all of the terms hereto.

11. The Parties acknowledge they may hereafter discover new facts different from or in addition to those they now know or believe to be true, but they agree to each assume their own risk of the possible discovery of additional facts, and agree that this Agreement will be and shall remain effective in all respects regardless of the discovery of additional facts with respect to their claims or other potential claims. THE PARTIES WAIVE THE PROVISIONS OF SECTION 1542 OF THE CIVIL CODE OF CALIFORNIA, WHICH PROVIDES:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

12. The Parties hereby certify that each has had the opportunity to consult with legal counsel concerning their rights and particularly with respect to the form and content of this Agreement and the advisability of executing the same, that each party has read all of this Agreement and fully understands and agrees to be bound by the terms hereof.

13. Except as encompassed by the payment to be made pursuant to paragraph 1, above, each party shall bear its or his or her own attorneys' fees and costs incurred in connection with the claims made and the Action.

14. Each of the parties to this agreement agrees to timely execute any documents necessary to carry out the terms of this Agreement.

15. Nothing contained in this Agreement or done in contemplation of or pursuant to this Agreement shall be construed to be an admission of liability by any party, all such liability being expressly denied.

16. The Parties represent and warrant that they have made no assignment of any of their claims against each other and that each Party is the sole owners of all of his or its claims.

17. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The signed counterparts may be transmitted by email or facsimile.

18. This Agreement may not be modified, altered, amended, or changed except by a writing signed by all of the Parties hereto.

19. In the event of any controversy, claim, or dispute between the Parties hereto, arising out of or relating to the enforcement of this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees and costs.

20. The waiving of any of the provisions of this Agreement by any party shall be limited to the particular instance involved, and shall not be deemed to waive any other right of the same, or any other term of this Agreement.

21. This Agreement has been made and entered into in the State of California and the laws of the State of California shall govern the validity and interpretation hereof and the performance hereunder by the Parties hereto.

22. This Agreement contains the entire Agreement of the Parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter herein. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the Parties hereto, relating to the subject matter contained in this Agreement which are not fully expressed herein.

23. If any term, provisions, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

24. The terms contained herein shall not be construed in favor or against any party, but shall be construed in a way which acknowledges that all Parties have participated in the preparation and drafting of this Agreement.

25. Wherever required by the context of this Agreement, the singular shall include the plural, and the plural shall include the singular.

"DEFENDANTS"

Dated: November __, 2017 GOFBA, INC.

By:______________________
Anna Chin, Chief Executive Officer

Dated: November ___, 2017 By:______________________
Anna Chin

Dated: November ___, 2017 By:______________________
William Delisi

Dated: November ___, 2017 Sunray Trust Dated December 22, 2010

By: ______________________
Anna Chin, Trustee

"PLAINTIFFS"

Dated: November ___, 2017 By:______________________
Sharlene Chang

Dated: November ___, 2017 By:______________________
Frank Pan

Dated: November ___, 2017 By:______________________
Julie Tat

Dated: November 01, 2017 By: [signature]
Eileen Mach

EXHIBIT 1

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO Name Younesi & Yoss, LLP Street Address 5777 W. Century Blvd., Ste. 1405 City &State Los Angeles, CA Zip 90045	

Assessor's Parcel Numbers: 1074-531-07-000 and 1074-531-06-000 SPACE ABOVE THIS LINE FOR RECORDER'S USE

SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

This DEED OF TRUST, made between ______________________ Trustee of the Sunray Trust, dated December 22, 2010, herein called TRUSTOR, whose address is 10817 Carriage Drive, Rancho Cucamonga, CA 91737, and Chicago Title Company, a California Corporation, herein called TRUSTEE, and Younesi & Yoss, LLP, as trustee for the Plaintiffs in San Bernardino Superior Court Case No. CIV DS 1509468, herein called BENEFICIARY.

WITNESSETH: Trustor irrevocably grants, transfers and assigns Trustee in Trust, with Power of Sale that property in County of San Bernardino, State of California, described as:

> Legal Description: Lots 49 and 50 of Tract No. 12332-2, in the City of Rancho Cucamonga, County of San Bernardino, State of California, as per Map recorded in Book 218, page 63 through 71, inclusive of Maps, in the office of the County Recorder of said County.
>
> The property is also known and commonly known as: 10817 Carriage Drive & Equine Place, Rancho Cucamonga, CA 91737. APN#: 1074-531-07 and 1074-531-06.

Together with the rents, issues and profits thereof.

For the Purpose of Securing (1) payment of the sum of one million three hundred thousand dollars ($1,300,000.00) according to the terms of a Settlement Agreement dated as of October 3, 2017, the written agreement being executed contemporaneous with this Deed of Trust; and (2) the performance of each agreement of Trustor incorporated by reference or contained herein or reciting it is so secured.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor agrees: By the execution and delivery of this Deed of Trust and Settlement Agreement secured hereby, that provisions (1) through (14), inclusive, of the fictitious deed of trust recorded

June 1, 1953, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted as follows:

(1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed , damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefore; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune, and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

(2) To provide maintain and deliver to Beneficiary fire insurance with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee brought by any third party. To pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any action or proceeding in which Beneficiary or Trustee may be required to appear and in any suit brought by Beneficiary to foreclose this Deed of Trust.

(4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto.

Should Trustor fail to make a payment or to do any act as provided in the Settlement Agreement dated October ___, 2017 or set out herein, then Beneficiary or Trustee may, without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, make a payment or undertake an act in the same manner and to the same extent as obligated by the Trustor as the Beneficiary or Trustee deems necessary to protect the security hereof. The Beneficiary or Trustee is authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise encumbrance, charge, or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his or her reasonable fees. This paragraph confers a right, but does not impose an obligation on the Trustee or the Beneficiary.

(5) To pay immediately and without demand all sums owed to Beneficiary or Trustee per the Settlement Agreement or so expended as referred to in subparagraph (4) above, with interest at the prime rate from the date of payment or expenditure.

B. It is mutually agreed:

(1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him or her in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance,

(2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his or her right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay,

(3) That upon written request of the beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose, Trustee shall reconvey, without warranty, the property then held hereunder, The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof, The Grantee in such reconveyance may be described as "the person or persons legally entitled there to".

(4) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property in the event of any default by Trustor in payment of any indebtedness secured hereby or in performance of the Settlement Agreement and any agreement hereunder. In the event of a default, the Beneficiary may at anytime without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his or her own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(5) That upon default by Trustor in payment of any indebtedness secured hereby in performance of the Settlement Agreement and any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustees of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents

evidencing expenditures secured hereby.

After lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as the n required by law, Trustee without demand on Trustor, shall sell said property a the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for case in lawful money of the united States, payable at the time of sale. Trustee may postpone the sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed for any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

(6) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder; which instrument, executed by the Beneficiary and duly acknowledge and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substation of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

(7) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder, including pledges, of the note secured hereby, whether or not names as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or the neuter, and the singular number includes the plural.

(8) The Trustee accepts this Trust when this Deed, dully executed and acknowledge is made a public record as provided by law. Trustee is not obligated to notify any party hereto pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

[Signature to Follow]

The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him or her at his or her address hereinbefore set forth

Dated ______________

Signature of Trustor

____

______________, Trustee of the Sunray Trust, Dated December 22, 2010

State of California
County of ______________

On ________________ before me,

__________________________________,

personally appeared ____________________

____

who proved to me on the basis of satisfactory evidence to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the state of California that the foregoing paragraph is true and correct.

Witness my hand and official seal

____

EXHIBIT 2

SUPERIOR COURT OF CALIFORNIA

FOR THE COUNTY OF SAN BERNARDINO

SHARLENE CHANG, an individual; EILEEN MACH, an individual; FRANK PAN, an individual and JULIE TAT, an individual **Plaintiffs,** **v.** **ANNA CHIN, an individual, BILL DELISI, an individual; GOFBA, INC., a California Corporation; and Does 1 through 50, inclusive.** **Defendants.** **AND RELATED CROSS-ACTION.**	Case No.: CIV DS 1509468 [Dept. S32, Hon. Judge Wilfred J. Schneider, Jr.] **Complaint Filed: July 2, 2015** **STIPULATION FOR ENTRY OF JUDGMENT**

The parties hereto by and through their attorneys of record hereby Stipulate to Entry of Judgment on the First Amended Complaint as follows:

This Stipulation shall be held unfiled unless and until there is a default in the terms of the Settlement Agreement dated as of October 3, 2017. In the event of default, Judgment shall be entered in favor of all Plaintiffs collectively against all Defendants collectively in the sum of $1,325,000, minus any payments actually received by Plaintiffs. Judgment may be further entered in favor of Sharlene Chang

against all Defendants in the sum of $50,000, less all payments received by Chang. Defendants, jointly and severally agree to pay Plaintiffs and secure the payments as follows:

A. $75,000 within one business day of execution of this Stipulation and the contemporaneously executed Settlement Agreement; ;

B. On or before November 3, 2017, Defendants shall cause Sunray Trust to execute a deed of trust for $1,300,000 which deed of trust will be furnished to Plaintiffs by November 3, 2017 electronically with the original to be delivered on or before November 6, 2017, to be recorded against the property located at 10817 Carriage Drive, Rancho Cucamonga, CA 91737 (the "Property") as security for what is then the balance of the money owed under this Agreement. To comply with the terms of this Agreement, at the time that the deed of trust is provided to Plaintiffs, the Property must still be owned by Sunray Trust and not pledged for sale or sold or encumbered with any encumbrance recorded after October 2, 2017. The Trustee of the Sunray Trust is a signatory to the Settlement Agreement and hereby confirmed that he/she/it has the authority to provide the Deed of Trust on behalf of Sunray Trust. This is a material term of the Settlement Agreement and this Stipulation.

C. The sum of $1,300,000 shall be paid and allocated as follows:

1. $1,250,000 payable to all Plaintiffs on or before 150 days after October 3, 2017; ; and

2 $50,000 payable for the benefit of Sharlene Chang payable on or before 150 days after October 3, 2017.

Upon payment of the amounts set forth in Paragraphs 1 and 2, Plaintiffs shall reconvey the Deed of Trust without further consideration.

If Defendants do not provide a fully executed and notarized Deed of Trust as set forth above by the deadlines in paragraph B above, or if by the time the Deed of Trust is provided for recording the Property has been sold or pledge for sale or has been encumbered by any new encumberance that was not recorded against the Property, this shall be deemed a material breach of the Settlement Agreement and this Stipulation for Entry of Judgment may be filed, and judgment

entered as set forth below.

Plaintiffs will forebear any collection action against Defendants and shall not file this Stipulation for Entry of Judgment as long as Defendants are not in breach of any of the above provisions. If any of the above acts or payments set forth above are not completed in the identified time periods, Plaintiffs can file this Stipulation for Entry of Judgment and engage in collection efforts for the balance of what is remaining on the judgment that has not been satisfied.

The judgment may be entered upon the filing of this stipulation and a declaration of counsel as to the balance of the indebtedness that is owing on the settlement without the necessity of any other proof or evidence.

All parties to bear their own attorneys' fees and costs related to the litigation.

YOUNESI & YOSS, LLP

Dated: 11-3-2017 ______________________

Jan A. Yoss, Attorney for Plaintiffs/Cross-Defendant

THOMAS BUSINESS LAW GROUP, P.C.

Dated: ______________________ ______________________

Stephen J. Thomas
Attorneys for Defendants/Cross-Complainants,
ANNA CHIN, BILL DELISI, GOFBA, INC.

LAW OFFICES OF EUGENE S. ALKANA

Dated: ______________________ ______________________

Eugene S. Alkana
Attorneys for Defendants/Cross-Complainants,
ANNA CHIN, BILL DELISI, GOFBA, INC.